Supplement dated April 27, 2026

to the Prospectus dated May 1, 1996, as supplemented, for:

The Blue Chip Company’s Variable Universal Life
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced Prospectus:

Fund Name Change

Effective April 24, 2026, the following fund was renamed:

Old Fund Name	New Fund Name
MML Fundamental Equity Fund	MML VIP Invesco Main Street Equity Fund

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 (8 a.m.–8 p.m. Eastern Time).

For more information about the fund, read the fund prospectus. Prospectuses are available by going to www.MassMutual.com.

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